Exhibit 99.2

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First Quarter Results

[LOGO]

May 15th, 2006

Forward Looking Statements

•                  This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood or the four businesses of Dynamit Nobel that Rockwood has acquired. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

5/14/2006	[LOGO]

Where to Find Materials/Archives

•                  A replay of the conference call will be available through May 22, 2006 at (800) 475-6701 in the U.S., access code: 827497, and internationally at (320) 365-3844, access code: 827497. The webcastand the materials will also be archived on our website at www.rocksp.com or www.rockwoodspecialties.com and are accessible by clicking on “Company News.”

Agenda

•                  Yr 2006 First Quarter Highlights

•                  Yr 2006 First Quarter Results

•                  Financial Summary

Appendices

Yr 2006 First Quarter Highlights

Yr 2006 First Quarter Summary

				FX Adj (b)
($M)	Yr 2006	Yr 2005	% Change	% Change

1st Quarter Results

Net Sales	812.6	769.7	5.6%	11.7%

Adjusted EBITDA(a)	148.7	133.2	11.6%	18.6%

Reported Net Income	40.0	38.3	NA	NA

Reported EPS – Diluted(c)	0.53	0.73	NA	NA

(a)                    A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)                   Excluding the impact of foreign exchange. See Appendices

(c)                    Yr 2006 based on share count of 74,966. Yr 2005 based on share count of 52,732.

First Quarter Highlights

•             Demand strong across all business segments.

•             Net Sales and Adjusted EBITDA improved despite negative foreign exchange impact

•                  Adjusted EBITDA margin increased vs. same period last year.

•             Specialty Chemicals, Advanced Ceramics, Groupe Novasep and Electronics posted dramatically improved Adjusted EBITDA compared to first quarter of Yr 2005.

•             Completed divestiture of Rohner AG and restructuring of Wafer Reclaim.

•             Managed raw materials and energy impact, although the price of copper is a concern for the remainder of the year.

First Quarter Foreign Exchange Rates

	Yr 2006 Qtr 1	Yr 2005 Qtr 1

US$/Euro	1.203	1.317

Source: Bloomberg

Rockwood Yr 2006 First Quarter Results

Consolidated Results

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$812.6	$769.7	5.6%	11.7%	$148.7	$133.2	11.6%		18.6%

Adj. EBITDA Margin					18.3%	17.3%	1	ppt

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Sales Growth

($M)	Net Sales	% Change

Yr 2006 Qtr 1	$812.6

Yr 2005 Qtr 1	769.7

Change	$42.9	5.6%

Due to (Approx.):

Pricing	14.2	1.9%

Currency	(46.9)	-6.1%

Volume/Mix	75.6	9.8%

First Quarter Results By Segment

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($M)	Q1 2006	Q1 2005	% Change	% Change (b)	Q1 2006	Q1 2005	% Change		% Change (b)

Specialty Chemicals	$228.1	$220.0	3.7%	10.0%	$51.4	$43.0	19.5%		26.7%

Performance Additives	182.5	159.5	14.4%	17.0%	33.3	34.2	-2.6%		-0.9%

Titanium Dioxide Pigments	108.2	104.5	3.5%	13.3%	20.9	20.9	0.0%		9.1%

Advanced Ceramics	92.7	91.9	0.9%	8.9%	23.6	21.4	10.3%		20.1%

Groupe Novasep	88.5	92.9	-4.7%	4.3%	15.9	10.2	55.9%		69.6%

Specialty Compounds	63.2	58.1	8.8%	10.5%	7.3	7.3	0.0%		1.4%

Electronics	49.4	42.8	15.4%	19.6%	8.6	5.8	48.3%		53.4%

Corporate	—	—			(12.3)	(9.6)	-28.1%		-30.2%

Total Rockwood	$812.6	$769.7	5.6%	11.7%	$148.7	$133.2	11.6%		18.6%

Adj. EBITDA Margin					18.3%	17.3%	1	ppt

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Yr 2006 Qtr 1 Raw Materials and Energy Summary

•            Rockwood has not been significantly impacted by increases in raw material and energy costs in the first quarter of Yr 2006

Raw Materials -

•            Although higher raw material costs have negatively impacted all businesses except for Fine Chemicals and Electronics, much of the negative impact have been recovered through higher selling prices.

•            The exception is Timber where higher copper and MEA prices have not yet been passed on to customers.

Energy -

•            Higher energy has impacted all businesses. However, since it represents only 3.3% of our net sales (FY 2005), it has not dramatically impacted our bottom line.

Copper Price (COMEX)

[CHART]

•                  $1/lb change in copper price translates to about $20M of profit impact.

•                  Record high copper price driven by speculative activities.

Specialty Chemicals

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$228.1	$220.0	3.7%	10.0%	$51.4	$43.0	19.5%		26.7%

Adj. EBITDA Margin					22.5%	19.5%	3	ppt

•                  Outstanding results in both Surface Treatment and Fine Chemicals businesses.

•                  Surface Treatment benefited from higher sales to Aerospace and Steel industries as well as new product sales to Automotive applications.

•                  Fine Chemicals improved performance driven by higher sales in Lithium products, particularly in the pharmaceutical applications.

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Performance Additives

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$182.5	$159.5	14.4%	17.0%	$33.3	$34.2	-2.6%		-0.9%

Adj. EBITDA Margin					18.2%	21.4%	-3.2	ppt

•                  Positive results in Clay-based Additives, Water and Color Pigments driven by strong volume and higher selling prices to help offset higher raw materials and energy costs.

•             Clay-based Additives benefited from higher sales to Oilfields and Sud-Chemie acquisition.

•             Color Pigments has experienced increased demand from construction industry in both US and Europe.

•                  Timber has been adversely impacted by higher copper and MEA prices which contributed to the segment’s lowered Adjusted EBITDA and margin.

(a)          A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Titanium Dioxide Pigments

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$108.2	$104.5	3.5%	13.3%	$20.9	$20.9	0.0%		9.1%

Adj. EBITDA Margin					19.3%	20.0%	-0.7	ppt

•                  Volume increases in both Anatase and Rutile TiO2 pigments as well as new product applications in Functional Additives helped drive organic growth.

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Advanced Ceramics

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$92.7	$91.9	0.9%	8.9%	$23.6	$21.4	10.3%		20.1%

Adj. EBITDA Margin					25.5%	23.3%	2.2	ppt

•                 Net Sales growth driven by increased volume in Medical, Electronics and Mechanical applications.

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Groupe Novasep

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$88.5	$92.9	-4.7%	4.3%	$15.9	$10.2	55.9%		69.6%

Adj. EBITDA Margin					18.0%	11.0%	7	ppt

•                  Dramatically improved Adjusted EBITDA due to Rohner divestiture as well as new Tamiflu sales.

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Specialty Compounds

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$63.2	$58.1	8.8%	10.5%	$7.3	$7.3	0.0%		1.4%

Adj. EBITDA Margin					11.6%	12.6%	-1	ppt

•                  Net Sales increased while Adjusted EBITDA was flat compared to prior year as higher selling prices were implemented to offset higher raw materials costs.

•          Margin lowered due to price pass-through effect.

•                  Higher volume in wire & cable and medical applications helped offset lower volume in other product lines

(a)          A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Electronics

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($ in Millions)	Yr 2006	Yr 2005	% Change	% Change (b)	Yr 2006	Yr 2005	% Change		% Change (b)

1st Quarter	$49.4	$42.8	15.4%	19.6%	$8.6	$5.8	48.3%		53.4%

Adj. EBITDA Margin					17.4%	13.6%	3.8	ppt

•                  Strong growth in global semiconductor and printed circuit board industry drove the sharply improved Electronics segment results.

•          Significant volume increase in Electronic Chemicals and Photomasks.

•                  Higher volumes and restructuring effort in Wafer Reclaim both positively impacted the bottom line.

(a)          A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of  foreign exchange. See Appendices.

First Quarter Results By Segment

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($M)	Q1 2006	Q1 2005	% Change	% Change (b)	Q1 2006	Q1 2005	% Change		% Change (b)

Specialty Chemicals	$228.1	$220.0	3.7%	10.0%	$51.4	$43.0	19.5%		26.7%

Performance Additives	182.5	159.5	14.4%	17.0%	33.3	34.2	-2.6%		-0.9%

Titanium Dioxide Pigments	108.2	104.5	3.5%	13.3%	20.9	20.9	0.0%		9.1%

Advanced Ceramics	92.7	91.9	0.9%	8.9%	23.6	21.4	10.3%		20.1%

Groupe Novasep	88.5	92.9	-4.7%	4.3%	15.9	10.2	55.9%		69.6%

Specialty Compounds	63.2	58.1	8.8%	10.5%	7.3	7.3	0.0%		1.4%

Electronics	49.4	42.8	15.4%	19.6%	8.6	5.8	48.3%		53.4%

Corporate	—	—			(12.3)	(9.6)	-28.1%		-30.2%

Total Rockwood	$812.6	$769.7	5.6%	11.7%	$148.7	$133.2	11.6%		18.6%

Adj. EBITDA Margin					18.3%	17.3%	1	ppt

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Financial Summary

Financial Summary

				FX Adj (b)
($M)	Yr 2006	Yr 2005	% Change	% Change

1st Quarter Results

Net Sales	812.6	769.7	5.6%	11.7%

Adjusted EBITDA(a)	148.7	133.2	11.6%	18.6%

Reported Net Income	40.0	38.3	NA	NA

Reported EPS – Diluted(c)	0.53	0.73	NA	NA

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices

(c)          Yr 2006 based on share count of 74,966. Yr 2005 based on share count of 52,732.

Consolidated Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended
	March 31,
($ in millions)	2006	2005

Net income	$40.0	$38.3
Income tax (benefit) provision	(3.1)	24.9
Minority interest	3.0	(0.8)
Income before taxes and minority interest	39.9	62.4
Interest expense, net	39.1	57.3
Depreciation and amortization	52.1	53.2
Restructuring and related charges	1.2	2.9
CCA litigation defense costs	0.3	0.4
Systems/organization establishment expenses	1.9	1.2
Cancelled acquisition and disposal costs	0.6	0.2
Inventory write-up reversal	0.8	2.8
Gains related to asset sales	(0.6)	—
Loss on sale of business	12.1	—
Foreign exchange loss (gain)	2.6	(47.2)
Other	(1.3)	—
Total Adjusted EBITDA	$148.7	$133.2

First Quarter Results By Segment

@ Actual Rates	Net Sales				Adj. EBITDA (a)
				FX Adj					FX Adj
($M)	Q1 2006	Q1 2005	% Change	% Change (b)	Q1 2006	Q1 2005	% Change		% Change (b)

Specialty Chemicals	$228.1	$220.0	3.7%	10.0%	$51.4	$43.0	19.5%		26.7%

Performance Additives	182.5	159.5	14.4%	17.0%	33.3	34.2	-2.6%		-0.9%

Titanium Dioxide Pigments	108.2	104.5	3.5%	13.3%	20.9	20.9	0.0%		9.1%

Advanced Ceramics	92.7	91.9	0.9%	8.9%	23.6	21.4	10.3%		20.1%

Groupe Novasep	88.5	92.9	-4.7%	4.3%	15.9	10.2	55.9%		69.6%

Specialty Compounds	63.2	58.1	8.8%	10.5%	7.3	7.3	0.0%		1.4%

Electronics	49.4	42.8	15.4%	19.6%	8.6	5.8	48.3%		53.4%

Corporate	—	—			(12.3)	(9.6)	-28.1%		-30.2%

Total Rockwood	$812.6	$769.7	5.6%	11.7%	$148.7	$133.2	11.6%		18.6%

Adj. EBITDA Margin					18.3%	17.3%	1	ppt

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Net Sales and Adjusted EBITDA by Segment

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended March 31, 2006
Net Sales	$182.5	$63.2	$49.4	$228.1	$108.2	$92.7	$88.5	$—	$812.6
Adjusted EBITDA(a)	33.3	7.3	8.6	51.4	20.9	23.6	15.9	(12.3)	148.7

Three months ended March 31, 2005
Net Sales	$159.5	$58.1	$42.8	$220.0	$104.5	$91.9	$92.9	$—	$769.7
Adjusted EBITDA(a)	34.2	7.3	5.8	43.0	20.9	21.4	10.2	(9.6)	133.2

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

Earnings Per Share

	Yr 2006 Qtr 1
($M)	Net Income	EPS (6)

Reported Net Income	40.0	0.53

Non-Recurring Items

(Gain)/Loss on Rohner Divestiture(1)	(7.6)	(0.10)

(Gain)/Loss on MTM of Interest Swaps(2)	(6.7)	(0.09)

FX (Gain)/Loss on Euro Debt(3)	1.9	0.02

Restructuring Costs(4)	0.8	0.01

Other Miscellaneous One- Time Charges(5)	1.1	0.01

(1)          P&L Impact due to the Sale of Rohner.

(2)          P&L impact due to the market-to-market valuation of the interest swaps

(3)          Results from the impact of the euro/GBP change on our euro-denominated debt.

(4)          Costs associated primarily with Wafer Reclaim restructuring

(5)          Includes systems and organization establishment cost, acquisition & divestiture cost, CCA litigation cost, and gain on disposal of assets.

(6)          Based on 74,966 diluted shares based on the Treasury Stock Method.

Interest Expense

($M)	Qtr 1 2006

MTM of Swaps (non-cash)	(10.9)

Deferred Financing Cost (non-cash)	2.3

Cash Interest on Existing Debt	47.7

Total Rockwood Reported Interest	39.1

Net Debt

($M)	12/31/2004	Leverage		12/31/2005	Leverage		3/31/2006	Leverage

B/S FX	1.36			1.18			1.21

LTM Adj EBITDA (a)	$539.9			$570.9			$586.4

Cash	111.3	0.21	x	102.2	0.18	x	43.4	0.07	x

Revolver	—			30.0	0.05	x	25.2	0.04	x

Term Loans	1,803.4	3.34	x	1,708.9	3.00	x	1,703.7	2.91	x

Assumed Debt	236.0	0.44	x	189.1	0.33	x	157.3	0.26	x

Net Sr. Debt	$1,928.1	3.57	x	$1,825.8	3.20	x	$1,842.8	3.14	x

PIK Notes/S. Disc. Notes	256.5	0.48	x	—	0.00	x	—	0.00	x

Sr. Sub.Notes 2011	375.0	0.70	x	273.4	0.48	x	273.4	0.47	x

Sr. Sub.Notes 2014	709.7	1.31	x	642.4	1.12	x	653.8	1.11	x

Net Debt	$3,269.3	6.06	x	$2,741.6	4.80	x	$2,770.0	4.72	x(b)

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Covenant ratio per senior credit agreement at Rockwood Specialty Group, Inc is 4.74x.

Total Net Debt / LTM Adjusted EBITDA

[CHART]

Free Cash Flow (a)

($M)	Yr 2006 Q1

Adjusted EBITDA	$148.7

WC Change (b)	(37.3)

Current Portion of Tax Provision	(12.4)

Cash Interest	(47.7)

Other One-Time Items (d)	(3.7)

Cash From Operating Activities	47.6

CAPEX (c)	(43.1)

Free Cash Flow	4.5

Free Cash Flow per Diluted Share	$0.06

Note: Q1 free cash flow below average due to seasonality in working capital

(a)                                  Reference to Net Cash to Adj. EBITDA Reconciliation

(b)                                 Changes in assets and liabilities net of the effect of foreign currency translation and acquisitions

(c)                                  CAPEX net of proceeds on sale of property, plant and equipment

(d)                                 Includes restructuring charges, CCA litigation costs, system/organization establishment costs Cancelled acquisition and disposal costs, bad debt provision and other

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended
	March 31,
($ in millions)	2006	2005

Net income	$40.0	$38.3
Income tax (benefit) provision	(3.1)	24.9
Minority interest	3.0	(0.8)
Income before taxes and minority interest	39.9	62.4
Interest expense, net	39.1	57.3
Depreciation and amortization	52.1	53.2
Restructuring and related charges	1.2	2.9
CCA litigation defense costs	0.3	0.4
Systems/organization establishment expenses	1.9	1.2
Cancelled acquisition and disposal costs	0.6	0.2
Inventory write-up reversal	0.8	2.8
Gains related to asset sales	(0.6)	—
Loss on sale of business	12.1	—
Foreign exchange loss (gain)	2.6	(47.2)
Other	(1.3)	—
Total Adjusted EBITDA	$148.7	$133.2

Q1 Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended March 31, 2006

Income (loss) before taxes and minority interest	$20.0	$5.4	$2.4	$30.1	$6.5	$7.6	$(7.5)	$(24.6)	$39.9
Interest expense, net	4.0	(0.1)	0.8	9.2	7.0	7.4	3.3	7.5	39.1
Depreciation and amortization	8.1	2.0	4.2	11.4	9.0	8.2	8.4	0.8	52.1
Restructuring and related charges	0.2	—	0.8	0.2	—	—	—	—	1.2
CCA litigation defense costs	0.3	—	—	—	—	—	—	—	0.3
Systems/organization establishment expenses	—	—	—	—	—	—	—	1.9	1.9
Cancelled acquisition and disposal costs	—	—	—	0.6	—	—	—	—	0.6
Inventory write-up reversal	0.8	—	—	—	—	—	—	—	0.8
Gains related to asset sales	(0.1)	—	—	—	—	—	(0.1)	(0.4)	(0.6)
Loss on sale of business	—	—	—	—	—	—	12.1	—	12.1
Foreign exchange loss (gain)	0.1	—	0.4	(0.1)	—	—	(0.3)	2.5	2.6
Other	(0.1)	—	—	—	(1.6)	0.4	—	—	(1.3)
Total Adjusted EBITDA	$33.3	$7.3	$8.6	$51.4	$20.9	$23.6	$15.9	$(12.3)	$148.7

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended March 31, 2005

Income (loss) before taxes and minority interest	$17.2	$6.0	$0.8	$17.0	$3.2	$4.5	$(5.8)	$19.5	$62.4
Interest expense, net	6.6	(0.1)	1.3	12.1	8.5	9.4	4.5	15.0	57.3
Depreciation and amortization	8.5	1.4	5.1	11.7	9.2	7.5	8.9	0.9	53.2
Restructuring and related charges	2.4	—	—	0.5	—	—	—	—	2.9
CCA litigation defense costs	0.3	—	—	—	—	—	—	0.1	0.4
Systems/organization establishment expenses	—	—	—	—	—	—	—	1.2	1.2
Cancelled acquisition and disposal costs	—	—	—	—	—	—	—	0.2	0.2
Inventory write-up reversal	—	—	—	—	—	—	2.8	—	2.8
Foreign exchange (gain) loss	(0.9)	—	(1.4)	1.8	—	—	—	(46.7)	(47.2)
Other	0.1	—	—	(0.1)	—	—	(0.2)	0.2	—
Total Adjusted EBITDA	$34.2	$7.3	$5.8	$43.0	$20.9	$21.4	$10.2	$(9.6)	$133.2

Consolidated Reconciliation of Net Cash to Adj. EBITDA

	Three months ended March 31,
($ in millions)	2006	2005
Net cash provided by (used in) operating activities	$47.6	$11.0
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	37.3	57.7
Current portion of income tax provision	12.4	6.7
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	47.7	53.3
Restructuring and related charges	1.2	2.9
CCA litigation defense costs	0.3	0.4
Systems/organization establishment expenses	1.9	1.2
Cancelled acquisition and disposal costs	0.6	0.2
Bad debt provision	(0.6)	(0.2)
Other	0.3	—
Total Adjusted EBITDA	$148.7	$133.2

FX impact on Q1 Results

	Three Months Ended				Foreign
	March 31,		Total	Total	Exchange	Organic	Organic
($ in millions)	2006	2005	Change in $	Change in %	Effect in $	Change in $	Change in %
Net Sales:
Performance Additives	$182.5	$159.5	$23.0	14.4%	$(4.1)	$27.1	17.0%
Specialty Compounds	63.2	58.1	5.1	8.8	(1.0)	6.1	10.5
Electronics	49.4	42.8	6.6	15.4	(1.8)	8.4	19.6
Specialty Chemicals	228.1	220.0	8.1	3.7	(14.0)	22.1	10.0
Titanium Dioxide Pigments	108.2	104.5	3.7	3.5	(10.2)	13.9	13.3
Advanced Ceramics	92.7	91.9	0.8	0.9	(7.4)	8.2	8.9
Groupe Novasep	88.5	92.9	(4.4)	(4.7)	(8.4)	4.0	4.3
Total	$812.6	$769.7	$42.9	5.6%	$(46.9)	$89.8	11.7%

	Three Months Ended				Foreign
	March 31,		Total	Total	Exchange	Organic	Organic
($ in millions)	2006	2005	Change in $	Change in %	Effect in $	Change in $	Change in %
Adjusted EBITDA:
Performance Additives	$33.3	$34.2	$(0.9)	(2.6)%	$(0.6)	$(0.3)	(0.9)%
Specialty Compounds	7.3	7.3	—	—	(0.1)	0.1	1.4
Electronics	8.6	5.8	2.8	48.3	(0.3)	3.1	53.4
Specialty Chemicals	51.4	43.0	8.4	19.5	(3.1)	11.5	26.7
Titanium Dioxide Pigments	20.9	20.9	—	—	(1.9)	1.9	9.1
Advanced Ceramics	23.6	21.4	2.2	10.3	(2.1)	4.3	20.1
Groupe Novasep	15.9	10.2	5.7	55.9	(1.4)	7.1	69.6
Corporate	(12.3)	(9.6)	(2.7)	28.1	0.2	(2.9)	30.2
Total	$148.7	$133.2	$15.5	11.6%	$(9.3)	$24.8	18.6%

Consolidated Reconciliation of Net Income to Adjusted EBITDA

	Full Year
($ in millions)	2005	2004

Net (loss) income	$95.8	$(190.1)
Income tax provision	71.8	67.1
Minority interest	(3.0)	—
Income (loss) before taxes and minority interest	164.6	(123.0)
Interest expense, net	215.6	244.3
Depreciation and amortization	206.4	179.8
Impairment charges	45.1	11.0
Restructuring and related charges	14.4	1.1
CCA litigation defense costs	1.2	—
Systems/organization establishment expenses	4.1	4.8
Cancelled acquisition and disposal costs	1.2	0.5
Costs incurred related to debt modifications	1.0	2.0
Stamp duty tax	—	4.0
Inventory write-up reversal	3.1	61.1
Management services agreement termination fee	10.0	—
Loss on early extinguishment of debt	26.6	—
Write-off of deferred debt issuance costs	—	25.1
Gains related to asset sales	(4.4)	—
Loss from disposed businesses	—	0.8
Foreign exchange loss (gain)	(114.6)	125.7
Other	(3.4)	2.7

Total Adjusted EBITDA	$570.9	$539.9